UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

ATLAS LITHIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41552	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Buenos Aires, 10 – 14th Floor

Sion, Belo Horizonte, Minas Gerais, Brazil, 30.315-570

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Rua Bahia, 2463, Suite 205

Belo Horizonte, MG 30160-012, Brazil

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ATLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 5, 2023, Atlas Lithium Corporation (the “Company”) closed a previously announced registered direct offering of 335,908 shares of its common stock (the “Registered Shares”) to certain accredited investors (the “Registered Offering”) at a purchase price of $29.77 per share. The gross proceeds from the Registered Offering were approximately $9.9 million after deducting offering expenses paid by the Company. The net proceeds received by the Company from the Registered Offering will be used for general corporate purposes, including the development and commercialization of the Company’s products, general and administrative expenses, and working capital and capital expenditures.

The Registered Shares were offered pursuant to a prospectus supplement dated December 1, 2023, and a base prospectus dated September 18, 2023, which is part of a registration statement (“Registration Statement”) on Form S-3 (Registration No. 333-274223) that was declared effective by the Securities and Exchange Commission (the “SEC”) on September 18, 2023. Copies of the prospectus supplement and the accompanying prospectus relating to the Registered Shares may be obtained for free by visiting the SEC’s website at www.sec.gov.

The purpose of this Current Report on Form 8-K is to file the legal opinion of Brownstein Hyatt Farber Schreck, LLP, counsel to the Company, relating to the validity of the Registered Shares sold in the Registered Offering as Exhibit 5.1 to this Current Report on Form 8-K, which is incorporated herein and into the Registration Statement by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP
23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded with the Inline XRBL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS LITHIUM CORPORATION

Dated: December 5, 2023	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer